February 29, 2008

                          WILLIAMSBURG INVESTMENT TRUST
-----------------------------------------------------------------------

                         THE GOVERNMENT STREET BOND FUND
-----------------------------------------------------------------------

                            SUPPLEMENT TO PROSPECTUS

This Supplement updates information found in the Prospectus, dated August 1, 2007, for The Government Street Bond Fund (the "Fund"). The Fund is a series of Williamsburg Investment Trust.

This Supplement is to notify shareholders, potential investors, and other interested parties that the Fund will discontinue operations as of March 28, 2008. The Board of Trustees of Williamsburg Investment Trust, in consultation with the Fund's investment adviser, T. Leavell & Associates, Inc. (the "Adviser"), decided at a meeting held on February 12, 2008 to discontinue operations of the Fund based on, among other factors, the Adviser's belief that given the size of the Fund and the investment alternatives, liquidation would be in the best interests of the Fund and its shareholders. The Adviser will continue to voluntarily waive management fees, as necessary, in order to maintain fees and expenses at their current levels through March 28, 2008.

As a result of the decision to discontinue the operations of the Fund, the Board of Trustees determined to no longer accept purchase orders for shares of the Fund as of March 1, 2008. In addition, the Board has directed that: (i) all of the Fund's portfolio securities be liquidated in an orderly manner before March 28, 2008, and (ii) all outstanding shareholder accounts on March 28, 2008 be closed and the net asset value of each account sent to the shareholder's address of record or to such other address as directed by the shareholder.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to March 28, 2008, a direct transfer of their retirement account assets to another tax-deferred retirement account. Any assets held in such an account on March 28, 2008 will be liquidated at that day's net asset value and mailed to the shareholder's address of record or to another address as directed by the shareholder. Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder's taxable income for the current tax year.

Shareholders should direct any questions about their account to the Fund at 1-866-738-1125.



          Investors should retain this supplement for future reference
              ----------------------------------------------------